UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2008

CALLAWAY GOLF COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 Rutherford Road, Carlsbad, California	92008-7328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (760) 931-1771

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

As of January 28, 2008, Callaway Golf Company (the “Company”), Bank of America, N.A. (as Administrative Agent, Swing Line Lender and L/C Issuer), and certain other lenders party to the Company’s November 5, 2004 Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) entered into a Fourth Amendment to Amended and Restated Credit Agreement (the “Fourth Amendment”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Credit Agreement.

The material terms of the Fourth Amendment are as follows:

•

The Fourth Amendment (i) permits the Company to enter into certain international restructuring transactions pursuant to which the Company’s current directly owned European subsidiaries, Callaway Golf Europe Ltd. and Callaway Golf (Germany) GmbH will become indirect subsidiaries owned by the Company through U.S., Cyprus and UK holding companies and (ii) requires each of the U.S., Cyprus and UK holding companies to become guarantors of the Company’s obligations under the Credit Agreement.

•	The Fourth Amendment permits the Company and its subsidiaries to make additional investments in the Cyprus and UK holding companies in an amount outstanding at any time not to exceed $50.0 million.

•

The Fourth Amendment limits the definition of “Subsidiary” in the Credit Agreement to entities of which a majority of the equity interests having ordinary voting power are beneficially owned, directly or indirectly, by the Company.

The Credit Agreement provides for revolving loans of up to $250.0 million, although actual borrowing availability may from time to time be effectively limited by the financial covenants contained therein. At January 28, 2008, the maximum amount that could be borrowed under the Credit Agreement was approximately $250 million and approximately $81.1 million of that amount was then outstanding, including 1.1 million of issued Letters of Credit.

The foregoing summary is qualified by reference to the Fourth Amendment to Amended and Restated Credit Agreement dated as of January 28, 2008, a copy of which is filed as Exhibit 10.49 to this Report and incorporated into this Item 1.01 by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed or furnished herewith:

Exhibit No.	Description

10.49	Fourth Amendment to Amended and Restated Credit Agreement dated as of January 28, 2008, by and among Callaway Golf Company, Bank of America, N.A. (as Administrative Agent, Swing Line Lender and L/C Issuer) and certain other lenders named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2008

CALLAWAY GOLF COMPANY

By:	/s/ Bradley J. Holiday
Name: Its:	Bradley J. Holiday Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.49	Fourth Amendment to Amended and Restated Credit Agreement dated as of January 28, 2008 by and among Callaway Golf Company, Bank of America, N.A. (as Administrative Agent, Swing Line Lender and L/C Issuer) and certain other lenders named therein

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